GLOBAL X FUNDS
(THE "TRUST")
SUPPLEMENT DATED NOVEMBER 13, 2020
TO THE SUMMARY PROSPECTUS FOR THE SERIES OF THE TRUST LISTED IN SCHEDULE A, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in each Fund's Summary Prospectus.

1. Effective December 31, 2020, the section of the Fund's Summary Prospectus entitled "FUND MANAGEMENT-Portfolio Managers" is hereby deleted in its entirety and replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are John Belanger, CFA; Nam To, CFA; Wayne Xie; Kimberly Chan; and Vanessa Yang (“Portfolio Managers”). Messrs. To and Xie have been Portfolio Managers of the Fund since the Fund's inception. Ms. Chan has been Portfolio Manager of the Fund since June 10, 2019. Mr. Belanger and Ms. Yang have been Portfolio Managers of the Fund since December 2020.

SCHEDULE A

FUND NAME	DATE OF SUMMARY PROSPECTUS
Global X Cloud Computing ETF (CLOU)	April 1, 2020
Global X Genomics & Biotechnology ETF (GNOM)	April 1, 2020, as amended and restated June 15, 2020
Global X Russell 2000 Covered Call ETF (RYLD)	March 1, 2020

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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